1Q 2026

Disclaimer This presentation is provided by X-Energy, Inc. ("X-energy" or the "Company") for informational purposes only and does not purport to contain all information necessary to evaluate X-energy. Viewers should conduct their own evaluation and due diligence. This presentation is not intended to form the basis of any investment decision and does not constitute investment, tax, or legal advice. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements can be identified by the fact they do not relate strictly to historical or current facts. Words such as "anticipate," "believe," "expect," "intend," "may," "plan," "potential," "project," "will," and similar terms may identify forward-looking statements, though their absence does not mean a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements relating to our expected business plans (including receipt of licensing and service fees and fuel sales); expectations regarding the ability to secure a 1-gigawatt project in 2026 and other near-term milestones; our milestones roadmap; our expectations regarding reaching commercialization and expected timing; our construction and fuel fabrication plans; our expectations regarding receipt of regulatory approvals; our competitive advantage; and future business outlook. These forward-looking statements are neither promises nor guarantees and are subject to a number of risks, uncertainties, and assumptions. Actual results may differ materially as a result of a number of factors, including, without limitation, our ability to achieve final investment decisions from customers; our ability to deliver a commercial Xe-100; project delays or setbacks; liquidity and capital raising ability; changes or delays in government support (including the ARDP) or regulatory licenses; cost, schedule, and economic uncertainties from inflation, supply chain constraints (including our customers’ access to HALEU), labor availability, and first-of-a-kind risks; limited operating experience at scale; reliance on specialized suppliers; safety and cybersecurity incidents; uncertain market adoption of SMRs and potential for slower demand growth or project cancellations; competition; reliance on key partners and customers; fuel business dependence on licensing and scaling our fuel fabrication facilities; regulatory, policy, and public perception changes; and ability to recruit and retain talent and protect intellectual property. The foregoing list of factors is not exhaustive. Additional information concerning these and other factors can be found in the section entitled “Risk Factors” in our prospectus dated April 23, 2026, filed with Securities and Exchange Commission ("SEC") on April 27, 2026 and in subsequent filings we make with the SEC. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, our results may differ materially from our expectations and projections. Any forward-looking statements made herein speak only as of the date of this presentation, and you should not rely on forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or achievements reflected in the forward-looking statements will be achieved or will occur. Except as required by law, X-energy does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. NON-GAAP FINANCIAL METRIC This presentation includes a non-GAAP financial measure named Liquidity Adjusted for IPO Proceeds. This non-GAAP measure is in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any performance measures derived in accordance with GAAP. Reconciliations of the non-GAAP measure to its most directly comparable U.S. GAAP counterpart is included in the Non-GAAP Measures section of this presentation. INDUSTRY AND MARKET DATA This presentation may contain statistical data and estimates from independent industry publications and internal sources. We have not independently verified such data and make no representations as to its accuracy or completeness. You are cautioned not to give undue weight to these estimates.

X-energy is a leader in the advanced nuclear space

Innovative Technology Underpinned by Decades of R&D

Safer, fast deployment and scalability, all underpinned by decades of high-temperature gas-cooled reactor development and operating experience

Ideal Solution for Emerging AI and Industrial Demand

Modular 320 MWe design[1] well matched to the power needs of the AI revolution and ideal for industrial electrification

Supported by Blue-Chip Customers and Partners

Dow, Amazon, Centrica are customers / partners with identified project sites

Significant equity investment from Amazon

First Projects Underway and in Advanced Stages of Regulatory Review

~11.5 GW of identified projects with first three customers / partners[2]

Regulatory review underway for first two projects; Dow project Construction Permit Application approval expected by Q1-2027

Attractive Business Model that Focuses on Selling Technology, Services and Fuel

Charge fees for technology and engineering services generating significant revenue pre-COD

Generate recurring revenue from lifecycle services and fuel over reactor's anticipated 60-year life

The Financial and Human Capital Required to Execute

Approximately $1.1B of net proceeds raised in IPO

>1,000 total employees, many with significant nuclear and project execution experience

[1] Each Xe-100 plant represents a 320 MWe deployment (four reactors)
[2] Assuming each customer exercises its contingent rights in full

X·ENERGY 2026 X-ENERGY, INC. ALL RIGHTS RESERVED. 3

X-energy's key highlights in 2026

January 2026: Announced 10-year graphite supply agreement with SGL Carbon for reactor components of the Xe-100, including an initial three-year award valued at over $100mm for the first commercial deployment

February 2026: TRISO-X received the first ever NRC Category II license enabling TRISO-X to manufacture advanced nuclear fuel at the co-located planned TX-1 and TX-2 sites

March 2026: Signed an MOU[1] with IHI to expand U.S.-Japan supply chain development for the Xe-100, exploring commercial-scale manufacturing of nuclear-grade components to support X-energy's ~11.5 GW pipeline

March 2026: Signed an LOI[2] with Talen to evaluate deploying three or more four-unit Xe-100 plants (~1 GW) in Pennsylvania and across the PJM energy market to add clean baseload capacity

April 2026: Announced an upsized initial public offering of Class A common stock at $23 per share and began trading on the Nasdaq Global Select Market under the ticker symbol XE

April 2026: Announced a collaboration with Louisville Gas & Electric Company and Kentucky Utilities Company, subsidiaries of PPL Corporation, to explore Xe-100 deployment in Kentucky

May 2026: NRC issued Environmental Assessment for Dow and X-energy's Construction Permit Application with a Finding of No Significant Impact

June 2026: Submitted application to enter the United Kingdom's Generic Design Assessment process for the Xe-100 High Temperature Gas-cooled Reactor

[1] Memorandum of Understanding; [2] Letter of Intent

2026 X-ENERGY, INC. ALL RIGHTS RESERVED.
4

TRISO-X fuel: Our proprietary TRISO fuel

Proprietary TRISO-X fuel form



Outer Pyrolytic Carbon
Silicon Carbide
Inner Pyrolytic Carbon
Porous Carbon Buffer
Fuel Kernel



~220,000 pebbles form the core of each Xe-100 reactor

Proprietary fabrication methods

More Secure
Self-containment of each pebble reduces need for expensive concrete and steel containment

Robust
Designed to withstand high temperatures without melting

Efficient
Uses HALEU[1] fuel for higher burn up, allowing pebbles to remain in reactor longer and burn off more by-product

Integrated fuel fabrication business

Cutting Edge
Expected to be North America's first purpose-built, commercial, advanced nuclear Category II fuel fabrication facility

Reduced Risk
50/50 cost share with the U.S. Department of Energy through the ARDP for TX-1

At Scale
Expected to enable simultaneous fueling of an initial fleet of Xe-100 reactors, meeting large-scale deployment needs



Illustrative TX-1 Rendering

[1] High-Assay Low-Enriched Uranium

X·ENERGY
2026 X-ENERGY, INC. ALL RIGHTS RESERVED.
5

Vertical construction has begun and is ~56% complete Vertical Construction: - Clark Construction Group was selected - Full vertical construction execution began in September 2025 Interior Buildout: - Expected commencement in Q3 2026, following vertical construction - Target operations beginning in first half of 2028 X-energy is progressing on construction of its first-of-a-kind TRISO-X fuel facility in Oak Ridge, TN Oak Ridge, TN TX-1 Design and Construction Update Vertical Construction X-energy is progressing on construction of its first-of-a-kind TRISO-X fuel facility in Oak Ridge, TN TRISO-X fuel facility updates

Xe-100 Design: High-performing advanced reactor

Cleaner Generation
Virtually zero direct carbon emissions during generation

Firm & Reliable ("Always On")
Four individual reactors feed into a common source, which is expected to reduce downtime and support over 95% plant availability

Intrinsic Safety Features without Added Complexity
Design and intrinsic physics of the reactor require fewer mechanical safety systems and less personnel to operate

More Secure than Traditional Nuclear Reactors
TRISO-X pebble fuel is a containment vessel in itself and is able to withstand extreme temperatures without melting

Scalable Over Time
Modularity and simplified safety systems enable scalability of reactors while limiting construction costs

Streamlined Design ("Off-the-Shelf" components)
Design enables the use of off-the-shelf and factory-built components leveraging existing supply chains and shipped channels

Versatility for Both Electricity & Steam
Helium coolant allows the Xe-100 to withstand higher pressure and deliver heat at higher temperatures

Load-following
Designed to ramp down from full power to 40% in minutes and vice versa

Xe-100 Schematic (Illustrative)[1]


NUCLEAR ISLAND
TRISO-X Fuel
Steam Generator
Reactor Core
Spent fuel stored in canisters
Steam at 565°C
CONVENTIONAL ISLAND
Power Generation
Process Heat

One Xe-100 Plant consists of four 80 MWe reactors, for a total capacity of 320 MWe[2]

[1] Figure is intended to represent an illustrative rendering and is for illustrative purposes only
[2] Each Xe-100 plant represents a 320 MWe deployment (four reactors)

X·ENERGY
2026 X-ENERGY, INC. ALL RIGHTS RESERVED.
7

Jan 2027 Mar 2025 Jul 2025 Oct 2025 Jan 2026 Apr 2026 Jul 2026 Oct 2026 May 2025 CPA Acceptance Mar 2025 CPA Submittal Dec 2025 CPA Supplements Feb 2026 Draft Safety Evaluation Report Today May 2026 Environmental Assessment Aug 2026 Advanced Safety Evaluation Report Nov 2026 Final Safety Evaluation Report Q1 2027 CP Issuance As part of the CPA licensing process, the NRC conducts both a Safety Review and an Environmental Review Safety Review – ongoing NRC completed Draft Safety Evaluation Report on schedule Driving open items to closure in support of August 2026 Advanced Safety Evaluation Report milestone Environmental Review – complete Achieved closure of all NRC questions in only 8 months (May 2025 – January 2026) NRC completed its Environmental Assessment ahead of schedule in May 2026, concluding with a Finding of No Significant Impact (FONSI) Dow and X-energy received first ever Environmental Assessment for a commercial nuclear power reactor Construction Permit issuance anticipated by Q1 of 2027 Dow project anticipated licensing status Dow project Construction Permit Application (CPA) progress

Q1 2026 financial results ($ in millions) 1Q 2026 1Q 2025 YoY % Change Total Revenues & Grant Income $43 $21 109% Total Operating Expenses $110 $47 133% Total Other Income (Expense), Net ($100) $16 nmf Net Cash Used in Operating Activities ($67) ($42) 61% Net Cash Used in Investing Activities ($166) ($2) nmf Highlights Total Revenues and Grant Income included $39.9M of Services Revenue and $3.5M of Grant Income Total Operating Expenses included $65M of Direct Costs Total Other Income (Expense), Net included a non-cash mark-to-market loss of $102M for the cashless exercise of the 2024 warrant Net Cash Used in Operating Activities reflects increase in ARDP activity Net Cash Used in Investing Activities reflects cash invested in short- and long-term securities, as well as $43M of CapEx offset by $29M of reimbursements from ARDP

Capital structure & selected balance sheet data ($ in millions) March 31, 2026 Cash and Cash Equivalents $224 Short-Term Investments 450 Long-Term Investments 270 Total Cash, Cash Equivalents and Investments $944 Total Debt - IPO Proceeds1 $1,103 Liquidity Adjusted for IPO Proceeds2 $2,047 Well-capitalized with robust liquidity profile to support strategic objectives and advance growth strategy Highlights $944M of Total Cash and Cash Equivalents plus Short and Long-Term Investments as of March 31, 2026 Debt-free balance sheet as of March 31, 2026 Raised ~$1.1B in net proceeds through IPO in April 2026 Liquidity Adjusted for IPO Proceeds of ~$2.0B 1 Proceeds are net of underwriting discounts and commissions and before other offering expenses, such as registration, filing and listing fees, printing fees and legal and accounting expenses 2 Liquidity Adjusted for IPO Proceeds is a non-GAAP financial measure. Please see the slide entitled “Non-GAAP Measures” for a definition and reconciliation to the nearest GAAP metric

X-energy milestones roadmap

Milestones		2026 to Early 2030s
Fuel	Testing	Fuel Irradiation Confirmatory Testing Study
	Licensing	Part 70 License Receipt; Operational Readiness Review (NRC)
	TX-1	Facility Construction; Fuel Fabrication
	First Fuel Delivered	First Fuel Delivered to Dow
	Refueling Services	Fuel/Refuel Services
Testing/Prototyping	XTAC	Facility Buildout, Testing & Prototyping; Technology Advancement
Dow	Engineering	Preliminary & Final Design
	Supply Chain	Purchase Orders Placed for Long Lead Materials; Delivery of Long Lead Materials
	Licensing	Construction Permit Receipt; Operating License Application; Operating License Receipt
	Construction	Construction and Commissioning; Mechanical Completion Units 1-4
	COD	COD Units 1-4
Energy Northwest	Engineering	Conceptual, Preliminary & Final Design
	Supply Chain	Purchase Orders Placed for Long Lead Materials; Delivery of Long Lead Materials
	Licensing	Construction Permit Application; Construction Permit Receipt; Operating License Application; Operating License Receipt
	Construction	Construction and Commissioning; Mechanical Completion Units 1-4
	COD	COD Units 1-4
Centrica (UK)	Project Development	Conceptual, Preliminary & Final Design; Generic Design Assessment (Steps 1&2) & Site Licensing
Corporate	Project Pipeline	1 GW Committed Projects

Legend: Complete; Planned/ Ongoing

Note: Milestones in this illustrative schedule are not projections or predictions, but represent goals that are forward-looking and subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and management, and are based on assumptions that are subject to change. Actual results may vary, and these variations may be material. Nothing in this presentation should be regarded as a representation that the milestones in this illustrative schedule will be achieved, and the Company undertakes no obligation to update these milestones.

11

Key near-term milestones Milestone Timing TX-1 License Issuance NRC completed review and approved in Feb 2026 (ahead of schedule) Dow Environmental Assessment Issuance NRC completed review and approved in May 2026 (ahead of schedule) TX-1 Vertical Construction Completion Q3 2026 TX-1 Interior Buildout Commencement Q3 2026 Dow Construction Permit Issuance Q1 2027 Energy Northwest Construction Permit Submission Target (customer driven) 1H 2027 Announce Next 1 GW Project (site identified & JDA signed) 2026 Completed

Differentiated Platform 2 Industry Leading Technology Compelling Market Position 3 Clean: Virtually zero carbon emission during operations Safe: Intrinsic safety features Reliable: 95%+ availability expected Scalable: Optimized four-reactor design Xe-100 TRISO-X fuel Strong base of customers & partners Government cost share on FOAK project Advanced Reactor Demonstration Program Generational power demand growth… …that X-energy is well positioned to serve ~4x AI Electricity Demand in the US2 1 1 Figure is intended to represent an illustrative rendering and is for illustrative purposes only 2 IEA – Energy and AI Report (April 2025) 1 X-energy’s value proposition amazon

Q&A

Non-GAAP measures Liquidity Adjusted for IPO Proceeds is a non-GAAP metric and is defined as Cash and Cash Equivalents plus Short-Term Investments plus Long-Term Investments plus the net proceeds received in our IPO in April 2026. We believe this non-GAAP financial measure provides useful supplemental information to investors about our financial condition and liquidity. Management uses this measure to evaluate our operating performance, formulate business plans, assess our overall liquidity position, and make strategic decisions. This non-GAAP financial measure should be considered in addition to, not as substitutes for, the most directly comparable GAAP measure. This measure has limitations as an analytical tool and is not standardized under GAAP. Other companies may not use this measure or may define similar measures differently. Therefore, our non-GAAP financial measure may not be directly comparable to similarly titled measures used by other companies. ($ in millions) March 31, 20261 Cash and Cash Equivalents $224 Short-Term Investments 450 Long-Term Investments 270 Total Cash, Cash Equivalents and Investments $944 IPO Proceeds2 1,103 Liquidity Adjusted for IPO Proceeds (non-GAAP) $2,047 1 As of March 31, 2026, we did not have any debt outstanding 2 Proceeds are net of underwriting discounts and commissions and before other offering expenses, such as registration, filing and listing fees, printing fees and legal and accounting expenses